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                                  EXHIBIT 23.1

                         CONSENT OF ROBISON, HILL & CO.








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                                  Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of eFoodSafety.com, on Form SB-2, of our Independent Auditor's Report dated
May 8, 2001 and accompanying notes of the same date and to reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

ROBISON, HILL & CO.


/s/ ROBISON, HILL & CO.
Salt Lake City, UT

May 8, 2001